Exhibit Volume Page 1 of 55

           MILLIPORE CORPORATION 1995 COMBINED STOCK OPTION PLAN

1.   PURPOSES OF THE PLAN
   This Plan is intended to advance the interests of Millipore Corporation (the "Corporation"), its subsidiaries and all its stockholders by providing that those employees who are responsible for the management and growth of the business of the Corporation and who are making and can continue to make substantial contributions to the success of that business, may acquire a stock ownership in the Corporation, thus increasing their proprietary interest in the business, providing them with greater incentive and encouraging their continued service. Accordingly, the Corporation will grant to such employees as may be selected in the manner hereinafter provided, options to purchase shares of Common Stock of the Corporation subject to the conditions hereinafter provided.
    The Plan is also intended to qualify for the performance-based compensation exception provided in Section 162(m) of the Internal Revenue Code of 1986 (the "Code") on the number of options which may be granted to an optionee during any fiscal year.

2.   TYPE OF OPTIONS AVAILABLE UNDER THIS PLAN
   Subject to the conditions hereinafter provided, two types of options are to be available under this Plan. They are in name, "Incentive Stock Options" and "Non-Qualified Stock Options."

3.   STOCK SUBJECT TO THE PLAN
  Subject to the provisions of the next succeeding paragraph, the aggregate number of shares of common stock issued under stock options that may be granted under this Plan shall not exceed 1,500,000 shares of the common stock ($1.00 par value) of the Corporation subject to approval by the stockholders at the 1996 Annual Meeting.
   If, prior to December 7,2005, an option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares shall (unless this Plan shall have been terminated) become available for options to other employees.
   The shares to be issued upon exercise of options granted under this Plan shall be made available, at the discretion of the Board of Directors, either from the authorized but unissued shares of common stock of the Corporation or from the shares of common stock re-acquired by the Corporation, including shares purchased in the open market.

4.   ADMINISTRATION OF THE PLAN
  The Plan shall be administered by the Management Development Committee of the Board of Directors of the Corporation which shall consist of at least three members (the "Committee"), and which shall be appointed by the Board and serve at its pleasure. To the extent required to preserve qualification of the Plan under Rule 16b-3 of the Securities Exchange Act of 1934 (the "1934 Act") or Section 162(m) of the Code, or any successor provisions members of the Committee shall be ineligible to participate in the Plan.
   Subject to review by the Board of Directors, the Committee from time to time shall approve management's recommendations as to those employees (other than the CEO) to whom options are to be granted under the Plan, the number of shares, the purchase price per share and the other terms and conditions of each such option. Upon appropriate action by the Committee, stock options shall be granted upon the terms and conditions set forth in the Plan and such additional terms and conditions not inconsistent therewith as the Committee may require.

5.   PRICE
   The purchase price per share of stock provided in each option shall not be less than the fair market value of the stock at the time the option is granted, nor less than the then par value thereof. The fair market value shall be defined as the closing price for the Corporation's stock on the New York Stock Exchange as reported on the composite tape on the last business day prior to the date on which the option was granted, of if no sale of the stock shall have been made on the New York Stock Exchange on that day, on the next preceding day on which there was a sale of such stock.

6.   ELIGIBILITY OF OPTIONEES
   Options will be granted only to persons who are employees of the Corporation or of a wholly-owned subsidiary of the Corporation. No employee who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of Millipore or any of its subsidiaries will be eligible to receive an Incentive Stock Option under this Plan. The term "employees" shall include officers as well as other employees of the Corporation and its subsidiaries. No member of the Board of Directors who is not also an employee, nor shall a consultant to the Corporation be eligible to receive an option under this Plan.
   No Participant may be awarded options under the Plan in any fiscal year covering more than 500,000 shares. For purposes of the preceding sentence to the extent required for continued qualification of awards under Section 162(m) of the Code, the repricing of an option shall be treated as a new grant. In the case of optionees subject to Section 16(b) of the 1934 Act, the Plan shall be construed and administered in all respects consistent with the intent that the Plan be qualified under Rule 16b-3 promulgated under the 1934 Act, including any successor rule.

7.   TERMS AND CONDITIONS OF OPTIONS
   Subject to the provisions of this Plan, the Committee shall have  power:
(a) to select the employees to be granted options (it being understood that more than one option may be granted to the same person); (b) to determine the number of shares subject to each option; (c) to determine the type of option to be granted to each employee; (d) to determine the time or times when the options will be granted; (e) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in Section 4 of this Plan; (f) to determine the time or times when each option may be exercised within the limits stated in this Plan; (g) to establish the terms of any restrictions applicable to shares of Common Stock issuable upon exercise of options granted under the Plan; and (h) to prescribe the form, which shall be consistent with this Plan, of the instruments evidencing any options granted under this Plan. Options may also contain other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan shall confer upon any optionee any right to continue in the Corporation's employ or limit in any way the Corporation's right to terminate his or her employment at anytime. In no event shall the loss of profit or potential profit in any option constitute an element of damages in the event of termination of the employment relationship of the optionee, even if the termination is in violation of an obligation of the Corporation or any of its subsidiaries.
   Each Incentive Stock Option granted under this Plan shall be granted within 10 years of the adoption of this Plan by the Board of Directors or its approval by the shareholders, whichever is earlier.
   Each option granted under this Plan shall terminate not later than ten years after the date on which it was granted. The Board of Directors may, in its discretion, prescribe a shorter period for any individual option or options.
   In addition to the other terms and conditions for Non-qualified Options set forth in this Plan, each Incentive Stock Option granted under this Plan shall be subject to the following conditions:
 a) The option will be a separate instrument bearing the heading "Incentive Stock Option".
 b) Each option, by its terms, will commit the optionee to inform the Corporation in writing of any disposition of shares (acquired by him under the option) prior to two years from the date of grant or one year from the date of exercise.
   An employee electing to exercise an option shall give written notice to the Corporation of such election and of the number of shares he has elected to purchase, the type of option he is exercising (Incentive Stock Option or Non-Qualified Stock Option), and shall at the time of purchase tender the full purchase price either in (a) cash or certified check or by bank draft in U.S. dollars, or (b) shares of Millipore Common Stock having a fair market value (as that term is defined in Section 5) on the date of delivery equal to the full purchase price. Until the employee has made such payment, by any of these means, and has had issued to him a certificate or certificates for the shares so purchased, he shall possess no stockholder rights with respect to any such share or shares. Payment may also be made by delivery (including by FAX) to the Corporation or its designated agent of an executed irrevocable option exercise form to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Corporation to pay for the exercise price.
   The Corporation's obligation to deliver shares upon the exercise of any option (or cash in lieu thereof as provided below) shall be subject to any applicable Federal, State and local tax withholding requirements. Options granted under the Plan may provide, in addition, that the Corporation shall also have the right, in lieu of delivering any or all shares, as to which an option has been exercised to elect to pay the optionee a sum in cash equal to the difference between the fair market value of such shares on the date of exercise and the purchase price that would otherwise be payable by the optionee to acquire such shares.

8.   CAPITAL CHANGES
  This Plan shall continue (unless specifically terminated) notwithstanding changes of the shares of common stock of the Corporation ($1.00 par value) into, or any exchange of them for, a different number and/or kind of shares of stock of this Corporation. It is intended that options granted thereunder shall continue notwithstanding any such changes or exchanges and notwithstanding any changes or exchanges of such shares into or for shares of another corporation which succeeds to the business of the Corporation or becomes related to it, whether or not such change or exchange results from a recapitalization, split-up, corporate merger, reorganization, consolidation or separation, acquisition of property for stock, stock dividend, issuance of stock rights, liquidation or otherwise. In the event of such a change or exchange, to carry out such intention, an appropriate adjustment shall be made in the shares on which options may be granted and in the shares subject to option (including the total number of shares authorized under Section 2 above and the annual Section 162(m) limit under
Section 5 above) and the purchase price of same with respect to options theretofore granted, provided that an optionee shall not be given additional benefits which he did not have under the old option before such adjustment, substitution or assumption and provided further that the excess of the aggregate fair market value of the shares subject to option, over the aggregate option price, is not increased, but the option shall not become exercisable as to a fractional share. Subject to the foregoing limitations the terms of any such adjustment shall be determined by the Board of Directors and such determination made in good faith shall be final, provided that if another corporation assumes the option or substitutes another option its determination of the terms shall be final.

9.   NON-ASSIGNABILITY AND NON-TRANSFERABILITY OF OPTIONS
   No Incentive Stock Option and, except to the extent permitted under Rule 16b-3 and in the Committee's discretion, no non-qualified stock option granted under the Plan shall be assignable or transferable by the optionee other than to the Corporation except by his last will and testament, or by the laws of descent and distribution, and such option shall be exercised during his lifetime only by the optionee.

10.  TERMINATION OF ASSOCIATION
   If and when an optionee shall cease to be an employee of the Corporation (or a subsidiary), any option granted to him under this Plan shall, except as otherwise provided in this Section 10, terminate immediately. Notwithstanding the foregoing, an optionee shall not be considered to have ceased employment during any period in which the optionee is receiving severance benefits in the form of salary continuation. During such period, an option will be exercisable to the extent it would have been exercisable had the optionee remained in the employ of the Corporation.
   The Corporation may provide for an optionee a special exercise period which will apply if his employment terminates due to retirement at normal retirement age (as defined in the Corporation's Retirement Plan) or he terminates his employment earlier with consent of the Corporation. The special exercise period will begin on the date of termination of employment and end on the earlier of the expiration date of the option or the fifth anniversary of the date of termination of employment. During such period the option will be exercisable to the extent it would have been exercisable had the optionee remained in the employ of the Corporation. Any question whether or when an optionee has retired or terminated his employment with the consent of the Corporation shall be determined by the Committee, and its determination shall be final.
   If an optionee dies while employed by the Corporation (or a subsidiary) or during a special exercise period provided under this Section 10, his option may be exercised in accordance with Section 11.
  Notwithstanding the provisions of the preceding paragraph the Corporation shall have the right, but shall not be required, to repurchase from any employee who terminates his employment without the consent and approval of the Corporation, within six months of the exercise of any option, the shares of the Corporation's Common Stock so purchased by said employee at their original price (or exercise) price.

11.  DEATH OF OPTIONEE
   Should an optionee die while in the employ of the Corporation (or a subsidiary), or within a special exercise period provided to him under
Section 10, any option held by him at death may be exercised by his estate, or by the person or persons designated in his last will and testament, as follows: In the case of death during employment, each option will be exercisable until the earlier of the first anniversary of his death and the original expiration date of the option to the extent the option was exercisable by the optionee at the time of death. In the case of death during a special exercise period, each option will be exercisable during the remainder of such period to the extent it would have been exercisable had the employee lived.

12.  ADOPTION OF OUTSTANDING OPTIONS OF ACQUIRED COMPANIES
  The Board of Directors of the Corporation may adopt as Options under this Plan outstanding options of acquired companies (whether issued pursuant to an appropriately authorized and adopted stock option plan or not) provided that the option or options thus adopted are on terms and conditions that would have been permitted as an Option granted under this Plan as of the original date of grant by the acquired corporation. Such Options as adopted may provide for pro rata changes in exercise prices and in number of shares covered by the option to reflect the exchange ratio involved in any acquisition in which common stock of this Corporation is issued to holders of common stock of the acquired corporation.

13.  AMENDMENTS TO THE PLAN
   The Board of Directors of the Corporation or the shareholders may terminate or amend the Plan in any respect at any time, except that (a) no action of the Board or the shareholders may impair an optionee's rights under any outstanding option without his consent, and (b) without the approval of the shareholders, the total number of shares that may be sold under the Plan may not be increased (except by adjustment pursuant to Section 8), the provisions of Section 5, regarding eligibility and award limitations under Section 162(m) of the Code, may be not be modified, the purchase price at which shares may be offered pursuant to options may not be reduced (except by adjustment pursuant to Section 8) and the expiration date of the Plan may not be extended. The Committee may at any time amend any outstanding option (including without limitation by reducing the option price) or grant new options in substitution for canceled options; provided that without the approval of shareholders: (i) no amendment or regrant shall operate to exceed the award limitations of Sections 2 or 5; (ii) no amendment or regrant of an option hereunder shall be effective unless the terms of the amended or regranted option would have been permissible under the Plan if part of an option newly granted as of the date of the amendment or regrant; and (iii) no such amendment of an outstanding option shall be effective to impair the rights of the optionee, without the optionee's consent.

14.  APPLICATION OF FUNDS
   The proceeds received by the Corporation pursuant to options granted under this Plan will be used for general corporate purposes.

15.  EFFECTIVE DATE OF THE PLAN
   This Plan shall be submitted to the shareholders of the Corporation at the annual meeting in 1996 and, if approved by the shareholders, shall thereupon become effective.

16.  TERMINATION DATE OF THE PLAN
   This Plan shall terminate 10 years from the date this Plan is adopted by the Board of Directors (December 7, 1995), unless another earlier time is prescribed by the Board of Directors.

           MILLIPORE CORPORATION 1995 EMPLOYEE STOCK OPTION PLAN

                                Amendment 1

   WHEREAS, Millipore Corporation (the "Corporation") has had in effect since 1995, the Millipore Corporation 1995 Combined Stock Option Plan (the "1995 Plan") under which the grant to key employees of both Non-Qualified Stock Options and Incentive Stock Options to purchase Millipore Common Stock is authorized.
   WHEREAS, the Corporation now desires to amend the 1995 Plan to provide for the automatic inclusion of a Special Exercise Period with respect to Non Qualified Stock Options granted on and after December 1, 1997;
   WHEREAS, pursuant to Section 13 of the 1995 Plan, the Board of Directors has reserved the right, subject to the provisions thereof, to amend the Plan in whole or in part;
  NOW, THEREFORE, the 1995 Plan is hereby amended, as follows:
   By amending Section 10 - Termination of Association - to delete the present language in its entirety and to substitute in lieu thereof the following:
 10.TERMINATION OF ASSOCIATION
     If and when an optionee shall cease to be an employee of the Corporation (or a subsidiary), any option granted to him under this Plan shall, except as otherwise provided in this Section 10, terminate immediately. Notwithstanding the foregoing, an optionee shall not be considered to have ceased employment during any period in which the optionee is receiving severance benefits in the form of salary continuation. During such period, an option will be exercisable to the extent it would have been exercisable had the optionee remained in the employ of the Corporation.
     The Committee may provide for an optionee a special exercise period which will apply if his employment terminates due to retirement at normal retirement age (as defined in the Corporation's Retirement Plan)
 or  he  terminates  his  employment earlier with  the  consent  of  the
 Corporation  (the  "Special Exercise Period").   The  Special  Exercise
 Period will begin on the date of termination of employment and end on the date specified by the Committee, but in no event later than the earlier of the expiration date of the option or the fifth anniversary of the date of termination of employment. During such period the option will be exercisable to the extent it would have been exercisable had the optionee remained in the employ of the Corporation.
     With respect to Non Qualified Stock Options granted on or after December 1, 1997, each option agreement shall provide that the Special Exercise Period shall apply without further consent of the Committee if an optionee's employment with the Corporation terminates after such optionee has attained age 62 and completed ten (10) years of Service (as defined in the Corporation's Retirement Plan) with the Corporation.
     Any question whether or when an optionee has retired or terminated his employment with the consent of the Corporation shall be determined by the Committee, and its determination shall be final.
       If an optionee dies while employed by the Corporation (or a subsidiary) or during a Special Exercise Period provided under this
 Section 10, his option may be exercised in accordance with Section 11. Notwithstanding any provision contained herein, the Corporation shall have the right, but shall not be required, to repurchase from any employee who terminates his employment without the consent and approval of the Corporation, within six months of the exercise of any option, the shares of the Corporation's Common Stock so purchased by said employee at their original price (or exercise) price.